UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 18, 2019

Sprouts Farmers Market, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36029	32-0331600
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5455 E. High Street, Suite 111

Phoenix, Arizona 85054

(Address of principal executive offices and zip code)

(480) 814-8016

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	SFM	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Joel D. Anderson to the Board of Directors

On November 18, 2019, the Board of Directors of Sprouts Farmers Market, Inc. (the “Company”) appointed Joel D. Anderson to the Board, as a Class I director with a term expiring at the Company’s 2020 annual meeting of stockholders.  Mr. Anderson will serve on the Audit Committee of the Board.

Mr. Anderson will participate in the standard compensation plan for the Company’s independent directors, including eligibility to receive equity grants pursuant to the Company’s 2013 Incentive Plan, as described in the Company’s proxy statement filed with the Securities and Exchange Commission (“SEC”) on March 18, 2019. Mr. Anderson will also enter into the Company’s form of director and officer indemnification agreement, included as Exhibit 10.9 to the Company’s Annual Report on Form 10-K filed with the SEC on February 21, 2019.

There are no related party transactions between the Company and Mr. Anderson that would require disclosure under Item 404(a) of Regulation S-K.  There is no arrangement or understanding pursuant to which Mr. Anderson was elected as a director.

Resignation of Steven H. Townsend from the Board of Directors

Effective November 18, 2019, Steven H. Townsend resigned from the Board. Mr. Townsend’s resignation is not due to any disagreement with the Company on any matter relating to operations, policies or practices.  The size of the Board of Directors will remain at seven members.

On November 18, 2019, the Company issued a press release announcing the aforementioned changes to its Board of Directors. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press release of Sprouts Farmers Market, Inc., dated November 18, 2019, entitled “Sprouts Farmers Market, Inc. Announces Changes to its Board of Directors”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPROUTS FARMERS MARKET, INC.

Date: November 18, 2019	By:	/s/ Brandon F. Lombardi
	Name:	Brandon F. Lombardi
	Title:	Chief Legal Officer and Corporate Secretary